UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 24, 2023 (March 20, 2023)
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Executive Drive, Suite 303 Chelmsford, Massachusetts 01824 (210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On March 20, 2023, Harte Hanks, Inc. (the “Company”) filed a Certificate of Elimination (the “Certificate of Elimination”) with the Delaware Secretary of State with respect to 1,000,000 authorized shares of Series A Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”). The Series A Preferred Stock had been designated pursuant to the Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock of Harte Hanks, Inc. filed with the Delaware Secretary of State on January 29, 2018. As of the date of the filing of the Certificate of Elimination, no shares of Series A Preferred Stock were outstanding. Upon filing the Certificate of Elimination, all shares of Series A preferred Stock were cancelled and all references to Series A Preferred Stock were removed from the books and records of the corporation.

The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The disclosures set forth in Item 3.03 above are hereby incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
3.1	Certificate of Elimination of Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock of Harte Hanks, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

By:	/s/ Laurilee Kearnes
Name:	Laurilee Kearnes
Title:	Chief Financial Officer
Date: March 24, 2023